Quarterly Holdings Report
for

Fidelity Advisor® Communications Equipment Fund

April 30, 2020

AFDC-QTLY-0620
1.800324.116

Schedule of Investments April 30, 2020 (Unaudited)

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
Communications Equipment - 90.8%
Communications Equipment - 90.8%
Acacia Communications, Inc. (a)	10,202	$690,573
Arista Networks, Inc. (a)	3,139	688,383
Casa Systems, Inc. (a)(b)	13,200	67,716
Ciena Corp. (a)	26,907	1,244,449
Cisco Systems, Inc.	97,594	4,136,031
CommScope Holding Co., Inc. (a)	47,910	527,489
EchoStar Holding Corp. Class A (a)	16,431	518,398
Ericsson (B Shares) sponsored ADR	99,956	845,628
Extreme Networks, Inc. (a)(b)	30,628	104,135
F5 Networks, Inc. (a)	6,079	846,562
Harmonic, Inc. (a)	13,698	79,448
Infinera Corp. (a)	1,931	11,905
InterDigital, Inc.	2,314	133,680
Juniper Networks, Inc.	30,092	649,987
Lumentum Holdings, Inc. (a)	9,616	778,031
Motorola Solutions, Inc.	18,158	2,611,302
NETGEAR, Inc. (a)	6,521	156,374
NetScout Systems, Inc. (a)	8,325	220,446
Nokia Corp. sponsored ADR	201,488	721,327
Plantronics, Inc. (b)	7,966	112,480
Radware Ltd. (a)	7,300	172,937
ViaSat, Inc. (a)	6,375	270,300
Viavi Solutions, Inc. (a)	32,401	391,404
		15,978,985
Diversified Telecommunication Services - 0.7%
Integrated Telecommunication Services - 0.7%
Cellnex Telecom SA (c)	2	105
Orange SA ADR	10,626	127,831
		127,936
Electronic Equipment & Components - 0.2%
Electronic Manufacturing Services - 0.2%
Fabrinet (a)	600	37,650
Interactive Media & Services - 0.0%
Interactive Media & Services - 0.0%
Alphabet, Inc. Class A (a)	1	1,347
IT Services - 0.7%
Internet Services & Infrastructure - 0.7%
Fastly, Inc. Class A	5,699	123,383
Media - 1.0%
Cable & Satellite - 1.0%
Charter Communications, Inc. Class A (a)	356	176,302
Semiconductors & Semiconductor Equipment - 0.2%
Semiconductors - 0.2%
Inphi Corp. (a)	400	38,616
Software - 5.4%
Application Software - 2.2%
Citrix Systems, Inc.	1,775	257,393
RingCentral, Inc. (a)	579	132,319
		389,712
Systems Software - 3.2%
Cloudflare, Inc. (a)	10,600	249,736
CommVault Systems, Inc. (a)	3,300	140,877
Crowdstrike Holdings, Inc.	1,229	83,154
Rapid7, Inc. (a)	1,700	77,435
		551,202

TOTAL SOFTWARE		940,914

TOTAL COMMON STOCKS
(Cost $13,412,250)		17,425,133

Money Market Funds - 3.4%
Fidelity Cash Central Fund 0.16% (d)	389,526	389,643
Fidelity Securities Lending Cash Central Fund 0.11% (d)(e)	211,229	211,250
TOTAL MONEY MARKET FUNDS
(Cost $600,881)		600,893
TOTAL INVESTMENT IN SECURITIES - 102.4%
(Cost $14,013,131)		18,026,026
NET OTHER ASSETS (LIABILITIES) - (2.4)%		(427,606)
NET ASSETS - 100%		$17,598,420

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $105 or 0.0% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2,616
Fidelity Securities Lending Cash Central Fund	20,781
Total	$23,397

Amounts in the income column in the above table include any capital gain distributions from underlying funds. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board of Trustees(the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events.The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

Third party trademarks and service marks are the property of their respective owners. All other trademarks and service marks are the property of FMR LLC or an affiliate.